Exhibit 10.20

Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 1 TO
PURCHASE AGREEMENT COM0270-15

This Amendment No. 1 to the Purchase Agreement COM0270-15, dated as of June 22th, 2016 (“Amendment No. 1”) relates to the Purchase Agreement COM0270-15 (the “Purchase Agreement”) between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”) dated June 12th, 2015 (the “Agreement”). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 1 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 1 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 1 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 1 shall control.

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]

1.1 [***]

1.2 [***]

2.	Price

Item 3.1 of Article 3 of the Purchase Agreement shall be deleted and replaced by the following:

“3.1    The Aircraft Basic Price, in United States dollars, for each Aircraft is as follows:

Aircraft	Configured per Attachment	Aircraft Basic Price	Economic Conditions
E190-E2	[***]	[***]	[***]
E195-E2	[***]	[***]	[***]
[***]	[***]	[***]	[***]
"
[***]

3. Contractual Delivery Date
Attachment “E” to the Purchase Agreement is hereby deleted and replaced by a new Attachment “E” which is hereby incorporated into the Purchase Agreement as presented in Exhibit 1 to this Amendment No. 1 [***].

4. Counterparts
This Amendment No. 1 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

5. Miscellaneous
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment No. 1, shall remain in full force and effect without any change.
SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Luis Carlos Affonso Name: Luis Carlos Affonso Title: Chief Operating Officer Commercial Aviation	By /s/ Alexander A. Green Name: Alexander A. Green Title: Director
By /s/ Adriana Sarlo Name: Adriana Sarlo Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SP	Place: Stamford, CT

ATTACHMENT “A3”
E195-E2 AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT
The E195-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.
[***]

2.	OPTIONAL EQUIPMENT
The Aircraft will also be fitted with the following options selected by Buyer [***].
THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
[***]

3.	EXTERIOR FINISHING
The fuselage of each Aircraft shall be painted according to [***] which shall be supplied to Embraer by Buyer on or before [***] prior to [***]. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION AND POSSIBLE CHANGES TO SUCH DEFINITION (LAYOUT, MONUMENTS AND/OR TRIM & FINISHING)
The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance the LOPA presented in this Attachment “A3”. However, in case [***].
The [***] shall be [***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed by the [***] shall be [***]

5.	OPTIONAL EQUIPMENT MODIFICATION
The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***] such changes shall be [***]

6.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)
In case [***], the following shall [***], the [***] shall have the non standard electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, in DDP conditions (Incoterms 2010), to an integrator to be designated by Embraer. [***] the Aircraft galleys will be delivered with space provisions and the electrical galley inserts will be BIE items unless otherwise commercial and technically agreed by Buyer and Embraer.
[***], as well as any other [***], shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

7.1 Buyer shall perform all the required actions defined in [***].

7.2 If Buyer fails to define the [***], Embraer at its option shall have the right to tender the Aircraft for delivery, [***]. Buyer agrees hereby that any action taken by Embraer pursuant to this Article 7.2 shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer [***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:
The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer [***] before each relevant Aircraft Contractual Delivery Date.
In case [***], Embraer shall be entitled to [***].

9.	EXPORT CONTROL ITEMS
The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).
Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A3” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A3” SHALL PREVAIL.

ATTACHMENT “E”
AIRCRAFT DELIVERY SCHEDULE

Aircraft Delivery Schedule (ref. Purchase Agreement Article 5):

Aircraft	Contractual	Delivery Date	Configuration
#	E190-E2	E195-E2	Attachment
01	[***]	[***]	[***]
02	[***]	[***]	[***]
03	[***]	[***]	[***]
04	[***]	[***]	[***]
05	[***]	[***]	[***]
06	[***]	[***]	[***]
07	[***]	[***]	[***]
08	[***]	[***]	[***]
09	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]
24	[***]	[***]	[***]
25	[***]	[***]	[***]